Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Ding Chen, Principal Executive Officer of CSOP ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the semi-annual period ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 6, 2018	/s/ Ding Chen
Ding Chen, President
(Principal Executive Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Monique Labbe, Treasurer and Principal Financial Officer of CSOP ETF Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant for the semi-annual period ended September 30, 2018 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: December 6, 2018	/s/ Monique Labbe
Monique Labbe, Treasurer
(Principal Financial Officer)